                                                                    EXHIBIT 4(a)



                       MISSISSIPPI CHEMICAL CORPORATION

                                    Issuer

                                ---------------

                                   Indenture


                         Dated as of November 25, 1997

                                ---------------


                         HARRIS TRUST AND SAVINGS BANK

                                    Trustee



                                Debt Securities

                               TABLE OF CONTENTS


                                                                           Page

PARTIES...................................................................   1

RECITALS OF MCC...........................................................   1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......    1
  SECTION 101      Definitions............................................   1
  SECTION 102.     Compliance Certificates and Opinions...................  12
  SECTION 103.     Form of Documents Delivered to Trustee.................  13
  SECTION 104.     Acts of Holders........................................  13
  SECTION 105.     Notices, etc., to Trustee and MCC......................  15
  SECTION 106.     Notice to Holders; Waiver..............................  15
  SECTION 107.     Effect of Headings and Table of Contents...............  16
  SECTION 108.     Successors and Assigns.................................  16
  SECTION 109.     Separability Clause....................................  16
  SECTION 110.     Benefits of Indenture..................................  16
  SECTION 111.     Governing Law..........................................  16
  SECTION 112.     Legal Holidays.........................................  16
  SECTION 113.     Immunity of Shareholders, Directors, Officers and
                    Agents of MCC.........................................  16

ARTICLE TWO SECURITIES FORMS..............................................  17
  SECTION 201.     Forms of Securities....................................  17
  SECTION 202.     Form of Trustee's Certificate of Authentication........  17
  SECTION 203.     Securities Issuable in Global Form.....................  17

ARTICLE THREE THE SECURITIES..............................................  18
  SECTION 301.     Amount; Issuable in Series.............................  18
  SECTION 302.     Denominations..........................................  22
  SECTION 303.     Execution, Authentication, Delivery and Dating.........  22
  SECTION 304.     Temporary Securities...................................  24
  SECTION 305.     Registration, Registration of Transfer and Exchange....  26
  SECTION 306.     Mutilated, Destroyed, Lost and Stolen Securities.......  28
  SECTION 307.     Payment of Interest; Interest Rights Preserved.........  29
  SECTION 308.     Persons Deemed Owners..................................  30
  SECTION 309.     Cancellation...........................................  31
  SECTION 310.     Computation of Interest................................  31

ARTICLE FOUR SATISFACTION AND DISCHARGE...................................  31
  SECTION 401.    Satisfaction and Discharge of Indenture.................  31
  SECTION 402.    Application of Trust Funds..............................  33

ARTICLE FIVE REMEDIES.....................................................  33
  SECTION 501.    Events of Default.......................................  33
  SECTION 502.    Acceleration of Maturity; Rescission and Annulment......  35
  SECTION 503.    Collection of Indebtedness and Suits for Enforcement
                   by Trustee.............................................  36
  SECTION 504.    Trustee May File Proofs of Claim........................  37
  SECTION 505.    Trustee May Enforce Claims Without Possession
                  of Securities...........................................  37
  SECTION 506.    Application of Money Collected..........................  38
  SECTION 507.    Limitation on Suits.....................................  38
  SECTION 508.    Unconditional Right of Holders to Receive Principal,
                  Premium, if any, and Interest...........................  39
  SECTION 509.    Restoration of Rights and Remedies......................  39
  SECTION 510.    Rights and Remedies Cumulative..........................  39
  SECTION 511.    Delay or Omission Not Waiver............................  39
  SECTION 512.    Control by Holders of Securities........................  39
  SECTION 513.    Waiver of Past Defaults.................................  40
  SECTION 514.    Waiver of Usury, Stay or Extension Laws.................  40
  SECTION 515.    Undertaking for Costs...................................  40

ARTICLE SIX THE TRUSTEE...................................................  41
  SECTION 601.    Notice of Defaults......................................  41
  SECTION 602.    Certain Rights of Trustee...............................  41
  SECTION 603.    Not Responsible for Recitals or Issuance of Securities..  43
  SECTION 604.    May Hold Securities.....................................  43
  SECTION 605.    Money Held in Trust.....................................  43
  SECTION 606.    Compensation and Reimbursement..........................  43
  SECTION 607.    Corporate Trustee Required; Eligibility; Conflicting
                   Interests..............................................  44
  SECTION 608.    Resignation and Removal; Appointment of Successor.......  44
  SECTION 609.    Acceptance of Appointment by Successor..................  46
  SECTION 610.    Merger, Conversion, Consolidation or Succession
                   to Business............................................  47
  SECTION 611.    Appointment of Authenticating Agent.....................  47

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND MCC...............  49
  SECTION 701.    Disclosure of Names and Addresses of Holders............  49
  SECTION 702.    Reports by Trustee......................................  49
  SECTION 703.    Reports by MCC..........................................  49
  SECTION 704.    MCC to Furnish Trustee Names and Addresses of Holders...  49

ARTICLE EIGHT CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE............  50
  SECTION 801.    Consolidations and Mergers of MCC and Sales, Leases
                  and Conveyances Permitted Subject to Certain
                  Conditions.............................................   50
  SECTION 802.    Rights and Duties of Successor Entity..................   51
  SECTION 803.    Securities to Be Secured in Certain Events.............   51
  SECTION 804.    Officers' Certificate and Opinion of Counsel...........   51

ARTICLE NINE SUPPLEMENTAL INDENTURES.....................................   52
  SECTION 901.    Supplemental Indentures without Consent of Holders.....   52
  SECTION 902.    Supplemental Indentures with Consent of Holders........   53
  SECTION 903.    Execution of Supplemental Indentures...................   54
  SECTION 904.    Effect of Supplemental Indentures......................   54
  SECTION 905.    Conformity with TIA....................................   54
  SECTION 906.    Reference in Securities to Supplemental Indentures.....   54
  SECTION 907.    Notice of Supplemental Indentures......................   55

ARTICLE TEN COVENANTS....................................................   55
  SECTION 1001.   Payment of Principal, Premium, if any, and Interest....   55
  SECTION 1002.   Maintenance of Office or Agency........................   55
  SECTION 1003.   Money for Securities Payments to Be Held in Trust......   56
  SECTION 1004.   Existence..............................................   57
  SECTION 1005.   Statement as to Compliance.............................   57
  SECTION 1006.   Limitation on Liens....................................   57
  SECTION 1007.   Limitation on Sale and Leaseback Transactions..........   59
  SECTION 1008.   Waiver of Certain Covenants............................   59

ARTICLE ELEVEN REDEMPTION OF SECURITIES..................................   60
  SECTION 1101.   Applicability of Article...............................   60
  SECTION 1102.   Election to Redeem; Notice to Trustee..................   60
  SECTION 1103.   Selection by Trustee of Securities to Be Redeemed......   60
  SECTION 1104.   Notice of Redemption...................................   61
  SECTION 1105.   Deposit of Redemption Price............................   62
  SECTION 1106.   Securities Payable on Redemption Date..................   62
  SECTION 1107.   Securities Redeemed in Part............................   62

ARTICLE TWELVE SINKING FUNDS.............................................   63
  SECTION 1201.   Applicability of Article...............................   63
  SECTION 1202.   Satisfaction of Sinking Fund Payments with Securities..   63
  SECTION 1203.   Redemption of Securities for Sinking Fund..............   63

ARTICLE THIRTEEN REPAYMENT AT THE OPTION OF HOLDERS......................   64
  SECTION 1301.   Applicability of Article...............................   64
  SECTION 1302.   Repayment of Securities................................   64

  SECTION 1303.   Exercise of Option.....................................   64
  SECTION 1304.   When Securities Presented for Repayment Become Due
                   and Payable...........................................   65
  SECTION 1305.   Securities Repaid in Part..............................   65

ARTICLE FOURTEEN DEFEASANCE AND COVENANT DEFEASANCE.......................  66
  SECTION 1401.   Applicability of Article; MCC's Option to Effect
                   Defeasance or Covenant Defeasance......................  66
  SECTION 1402.   Defeasance and Discharge................................  66
  SECTION 1403.   Covenant Defeasance.....................................  67
  SECTION 1404.   Conditions to Defeasance or Covenant Defeasance.........  67
  SECTION 1405.   Deposited Money and Government Obligations to Be
                   Held in Trust; Other Miscellaneous Provisions..........  68

ARTICLE FIFTEEN MEETINGS OF HOLDERS OF SECURITIES.........................  70
  SECTION 1501.   Purposes for Which Meetings May Be Called...............  70
  SECTION 1502.   Call, Notice and Place of Meetings......................  70
  SECTION 1503.   Persons Entitled to Vote at Meetings....................  70
  SECTION 1504.   Quorum; Action..........................................  71
  SECTION 1505.   Determination of Voting Rights; Conduct of Meetings.....  72
  SECTION 1506.   Counting Votes and Recording Action of Meetings.........  72

TESTIMONIUM
SIGNATURES AND SEALS
ACKNOWLEDGMENTS

                       MISSISSIPPI CHEMICAL CORPORATION

               Reconciliation and tie between TIA and Indenture


TIA Section                                                     Indenture

Section 310(a)(1).................................................   607
     (a)(2).......................................................   607
     (b).......................................................... 607,6
Section 312(a)....................................................   704
Section 312(c)....................................................   701
Section 313(a)....................................................   702
     (c)..........................................................   702
Section 314(a)....................................................   703
     (a)(4).......................................................  1005
     (c)(1).......................................................   102
     (c)(2).......................................................   102
     (e)..........................................................   102
Section 315(b)....................................................   601
Section 316(a) (last sentence).....................("Outstanding")   101
     (a)(1)(A)....................................................   512
     (a)(1)(B)....................................................   513
     (b)..........................................................   508
Section 317(a)(1).................................................   503
     (a)(2).......................................................   504
Section 318(a)....................................................   111
     (c)..........................................................   111

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     Section 318(c) of TIA provides that the provisions of Sections 310 to and including 317 of TIA are a part of and govern every qualified indenture, whether or not physically contained therein.

     INDENTURE, dated as of November 25, 1997, between MISSISSIPPI CHEMICAL CORPORATION, a Mississippi corporation ("MCC"), having its principal office at 3688 Highway 49 East, Yazoo City, Mississippi 39194, and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as Trustee hereunder ("Trustee"), having its Corporate Trust Office at 311 West Monroe Street, Chicago, Illinois 60606.

                                 RECITALS OF MCC

     MCC deems it appropriate to issue from time to time for its lawful purposes debt securities evidencing its unsecured indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of Securities, not exceeding $300,000,000 in aggregate principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, which are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions.

     All things necessary to make this Indenture a valid agreement of MCC, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of Securities by the holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all holders of Securities, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 101.  Definitions.  For all purposes of this Indenture, except as
                   -----------
otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article One have the meanings assigned
                                        -----------
     to them in this Article One, and include the plural as well as the
                     -----------
     singular;

          (b) all other terms used herein that are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     The following terms shall have the indicated respective meanings:

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.
-----------

     "actual knowledge" has the meaning specified in Section 602.
                                                     -----------

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 611.
                    -----------

     "Attributable Debt" means, with respect to any Sale and Leaseback Transaction as of any particular time, the present value (discounted at the rate of interest implicit in the terms of the lease) of the obligations of the lessee under such lease for net rental payments during the remaining term of the lease (including any period for which such lease has been extended). "Net rental payments" under any lease for any period means the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments or similar charges.

     "Authorized Newspaper" means a newspaper, printed in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Whenever successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different Authorized Newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bankruptcy Law" has the meaning specified in Section 501.
                                                   -----------

     "Board of Directors" means the board of directors of MCC, the executive committee or any other committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of MCC to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, any day, other than a Saturday or Sunday, that is neither a legal
-----------
holiday nor a day on which banking institutions in the state where the Trustee has its principal office or such Place of Payment or particular location are authorized or required by law, regulation or executive order to close.

     "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible or exchangeable for corporate stock), warrants or options to purchase any thereof.

     "CEDEL" means Central de Livraison de Valeurs Mobilieres, S.A., or its successor.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after execution of this instrument such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

     "Common Depositary" has the meaning specified in Section 304(b).
                                                      --------------

     "Common Shares" means, with respect to any Person, Capital Stock issued by such Person other than Preferred Stock.

     "Consolidated Net Tangible Assets" of MCC means, at any date, the gross book value as shown by the accounting books and records of MCC of all property both real and personal of MCC and its Subsidiaries, determined on a consolidated basis in accordance with GAAP (including appropriate deductions for any minority interests in property of Subsidiaries of MCC), less (a) the gross book value of all its licenses, patents, patent applications, copyrights, trademarks, trade names, goodwill, noncompete agreements or organizational expenses and other like intangibles, (b) unamortized Debt discount and expense, (c) all reserves for depreciation, obsolescence, depletion and amortization of its properties, and
(d) all other proper reserves against assets, which in accordance with GAAP should be provided in connection with the business conducted by MCC and its Subsidiaries.

     "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at 311 West Monroe Street, Chicago, Illinois 60606.

     "Corporation" includes corporations, partnerships, limited liability companies and trusts.

     "covenant defeasance" has the meaning specified in Section 1403.
                                                        ------------

     "Custodian" has the meaning specified in Section 501.
                                              -----------

     "Debt" of MCC or any Subsidiary means any indebtedness of MCC or any Subsidiary, whether or not contingent, in respect of (without duplication) (a) borrowed money, whether or not evidenced by bonds, notes, debentures or similar instruments, (b) indebtedness secured by any Lien existing on property owned by MCC or any Subsidiary, (c) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes an accrued expense or trade payable or accrued liabilities arising in the ordinary course of business that are not overdue or are being contested in good faith) or all conditional sale Obligations or Obligations under any title retention agreement,
(d) the principal amount of all obligations of MCC or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock, or (e) any lease of property by MCC or any Subsidiary as lessee that is reflected on MCC's consolidated balance sheet as a capitalized lease in accordance with GAAP to the extent, in the case of items of indebtedness under
(a) through (e) above, that any such items (other than letters of credit) would appear as a liability on MCC's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation by MCC or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Debt of another Person (other than MCC or any Subsidiary).

     "default" has the meaning specified in Section 601.
                                            -----------

     "Defaulted Interest" has the meaning specified in Section 307.
                                                       -----------

     "defeasance" has the meaning specified in Section 1402.
                                               ------------

     "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is convertible into or exchangeable or exercisable for Debt or Disqualified Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the Stated Maturity of the series of Securities involved.

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company.

     "Euroclear" means Morgan Guaranty Trust of New York, Brussels Office, or its successor as operator of the Euroclear System.

     "Event of Default" has the meaning specified in Article Five.
                                                     ------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

     "Exchange Date" has the meaning specified in Section 304.
                                                  -----------

     "executive officer" means such officer or officers of MCC as are certified to the Trustee from time to time by the Secretary or any Assistant Secretary of MCC.

     "Foreign Currency" means any currency, currency unit or composite currency issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

     "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis.

     "Government Obligations" means securities which are (a) direct obligations of the United States or the government that issued the Foreign Currency in which Securities of a particular series are payable, for the payment of which its full faith and credit is pledged, or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States or such government that issued the Foreign Currency in which Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

     "Holder" means the Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is
   -----------
acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms
                -----------
which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

     "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

     "interest," when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of Interest on such Security.

     "Issue Date" means the date upon which a series of Securities is first issued and authenticated under this Indenture.

     "Lien" means any mortgage, charge, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement except:

          (a) liens for taxes, levies, assessments and other governmental charges, including utility charges (i) that are not yet delinquent, or (ii) that are being contested in good faith by appropriate proceedings;

          (b) carrier's, warehousemen's, mechanic's, materialmen's, repairmen's, brokers' or other like liens (i) that do not remain unsatisfied or undischarged for a period of more than 90 days, or (ii) that are being contested in good faith by appropriate proceedings;

          (c) attachment or judgment liens not giving rise to a default or an Event of Default and that are being contested in good faith by appropriate proceedings;

          (d) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements or to obtain the benefit of, or to comply with laws;

          (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (f) any Lien incurred in connection with pollution control, tax-exempt, industrial revenue or similar financing; and

          (g) easements, rights of way, restrictions, development orders, plats and other similar encumbrances.

     "mandatory sinking fund payment" has the meaning specified in Section 1201.
                                                                   ------------

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

     "MCC" means Mississippi Chemical Corporation until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "MCC" shall mean such successor entity.

     "MCC Request" and "MCC Order" mean, respectively, a written request or order signed in the name of MCC by two executive officers of MCC, and delivered to the Trustee.

     "Notice of Default" has the meaning specified in Section 501.
                                                      -----------

     "Officer's Certificate" means a certificate signed by an executive officer of MCC and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of legal counsel, who may be outside counsel for MCC or who may be an employee of MCC and who shall be reasonably satisfactory to the Trustee.

     "optional sinking fund payment" has the meaning specified in Section 1201.
                                                                  ------------

     "Original Issue Discount Security" means any Security that is issued at a price lower than the principal amount payable on the Stated Maturity thereof and that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.
-----------

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled or deemed canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than MCC) in trust or set aside and segregated in trust by MCC (if MCC shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) Securities, except to the extent provided in Sections 1402 and
                                                           -------------
     1403, with respect to which MCC has effected defeasance and/or covenant
     ----
     defeasance as provided in Article Fourteen;
                               ----------------

          (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of MCC; and

          (e) Securities converted into Common Shares or Preferred Shares pursuant to or in accordance with this Indenture if the terms of such Securities provide for convertibility pursuant to Section 301;
                                                       -----------

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (a) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (b) the principal amount of any Security denominated in
            -----------
a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined pursuant to Section 301 as of the date such
                                                 -----------
Security is originally issued by MCC as set forth in an Officers' Certificate relating to exchange rates, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (a) above) of such Security, (c) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (d) Securities owned by MCC or any
                          -----------
other obligor upon Securities or any Affiliate of MCC or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not MCC or any other obligor upon Securities or any Affiliate of MCC or of such other obligor.

     "Paying Agent" means any Person (including MCC acting as Paying Agent) authorized by MCC to pay the principal of (and premium, if any) or interest on any Securities on behalf of MCC.

     "Permitted Short-Term Investments" means investments in obligations, maturing not more than 180 days after the date of acquisition:

          (a) issued by the Government the United States, or an instrumentality or agency thereof and guaranteed fully as to principal, premium, if any, and interest by the United States;

          (b) term deposits, guaranteed investment certificates, certificates of deposit, bankers' acceptances or bearer deposit notes of any financial institution that have been rated at least A-1 by Standard & Poor's Corporation ("S&P") or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's");

          (c) commercial paper issued by a corporation organized and existing under the laws of the United States with a rating of at least A-1 by S&P or P-1 by Moody's;

          (d) any asset-backed debt securities with ratings of at least A-1 by S&P or P-1 by Moody's; and

          (e) notes, bonds, debentures or other debt securities issued by any United States corporation with ratings of at least A-1 by S&P or P-1 by Moody's;

provided that in the event of a rating downgrade on any Permitted Short-Term Investment by S&P or Moody's during the period in which the Permitted Short-Term Investment is held, MCC acting reasonably, shall have the full discretion to retain the Permitted Short-Term Investment to maturity.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to Securities of or within any series, means the place or places where the principal of (and premium, if any) and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.
------------     ----

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same Debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a
                                  -----------
mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same Debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Shares" means, with respect to any Person, Capital Stock issued by such Person that is entitled to a preference or priority over any other Capital Stock issued by such Person upon any distribution of such Person's assets, whether by dividend or upon liquidation.

     "Principal Property" means (a) any real property interest (all such interests forming an integral part of a single development or operation being considered as one interest), including any mining claims and leases, and any plants, buildings or other improvements thereon, and any part thereof, that is held by MCC or any Subsidiary and has a gross book value (without deduction of any reserve for depreciation), on the date as of which the determination is being made, exceeding 5% of Consolidated Net Tangible Assets of MCC (other than any such interest that the Board of Directors determines by resolution is not material to the business of MCC and its Subsidiaries taken as a whole), or (b) any of the Capital Stock or debt securities issued by any Significant Subsidiary.

     "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on Securities of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.
                   -----------

     "Repayment Date," when used with respect to any Security to be repaid at the option of the Holder, means the date fixed for such repayment by or pursuant to this Indenture.

     "Repayment Price," when used with respect to any Security to be repaid at the option of the Holder, means the price at which it is to be repaid by or pursuant to this Indenture.

     "Responsible Officer," when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, any corporate trust officer, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such Officers' knowledge and familiarity with the particular subject.

     "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement is the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the Lessee without payment of a penalty.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by the Commission.

     "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.
             -----------

     "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated by the Commission) of MCC.

     "Special Record Date" for the payment of any Defaulted Interest on Securities of or within any series means a date fixed by the Trustee pursuant to
Section 307.
-----------

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means an entity a majority of the interests or a majority of the outstanding voting stock of which is owned, directly or indirectly, by MCC or by one or more other Subsidiaries of MCC. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "successor entity" has the meaning specified in Section 801.
                                                     -----------

     "TIA" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this Indenture was executed, except as provided in Section
                                                                        -------
905.
----

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person,

"Trustee" as used with respect to Securities of any series shall mean only the Trustee with respect to Securities of that series.

     "25% Excess Proceeds" has the meaning specified in Section 1011.
                                                        ------------

     "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the
                       -----------
states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "United States Person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or
                           -----------
resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

     "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

     "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

     SECTION 102.  Compliance Certificates and Opinions.  Upon any application
                   ------------------------------------
or request by MCC to the Trustee to take any action under any provision of this Indenture, MCC shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; provided that in the case of any such application or request as to which the furnishing of such certificate and opinion is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates delivered pursuant to Section 1008) shall include:
            ------------

               (a) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

               (d) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.


     SECTION 103.  Form of Documents Delivered to Trustee.  In any case where
                   --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of MCC may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion, certificate or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificate or representations may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of MCC stating that the information as to such factual matters is in the possession of MCC, unless such counsel knows that the certificate or opinion or representations as to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104.  Acts of Holders.  (a) Any request, demand, authorization,
                   ---------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are received by the Trustee and, where it is hereby expressly required, to MCC. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1506.
                                                                ------------

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

               (c) The ownership of Securities shall be proved by the Security Register.

               (d) If MCC shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, MCC may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but MCC shall have no obligation to do so. Notwithstanding TIA
     Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

               In the absence of any such record date fixed by MCC, regardless as to whether a solicitation of the Holders is occurring on behalf of MCC or any Holder, the Trustee may, at its option, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Trustee shall have no obligation to do so. Any such record date shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date of such solicitation.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or MCC in reliance thereon, whether or not notation of such action is made upon such Security.

     SECTION 105.  Notices, etc., to Trustee and MCC.  Any request, demand,
                   ---------------------------------
authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (a) the Trustee by any Holder or by MCC shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the corporate trust office.

               (b) MCC by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to MCC addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by MCC.

     SECTION 106.  Notice to Holders; Waiver.  Where this Indenture provides
                   -------------------------
for notice of any event to Holders of Securities by MCC or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Securities.

     Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

     If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be given with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

     Any request, demand, authorization, direction, notice, consent, waiver or other action required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 107.  Effect of Headings and Table of Contents.  The Article and
                   ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 108.  Successors and Assigns.  All covenants and agreements in this
                   ----------------------
Indenture by MCC shall bind its successors and assigns, whether so expressed or not.

     SECTION 109.  Separability Clause.  In case any provision in this Indenture
                   -------------------
or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 110.  Benefits of Indenture.  Nothing in this Indenture or in
                   ---------------------
Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 111.  Governing Law.  This Indenture and Securities shall be
                   -------------
governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     SECTION 112.  Legal Holidays.  In any case where any Interest Payment Date,
                   --------------
Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (unless otherwise provided in any Security of any series) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

     SECTION 113.  Immunity of Shareholders, Directors, Officers and Agents
                   --------------------------------------------------------
of MCC.  The obligations of MCC under the Indenture and Securities and all
------
documents delivered in the name of MCC in connection herewith and therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of MCC or any of them, and shall not involve any claim against or personal liability on the part of any of them, and all persons including the Trustee shall look solely to the assets of MCC for the payment of any claim thereunder or for the performance thereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of MCC or any of them or any of their personal assets for such satisfaction. The performance of the obligations of MCC under the Indenture and Securities and all documents delivered in the name of MCC in connection therewith shall not be deemed a waiver of any rights or powers of MCC, its directors or its shareholders under MCC's Articles of Incorporation.


                                  ARTICLE TWO

                               SECURITIES FORMS

     SECTION 201.  Forms of Securities.  Securities of each series shall be in
                   -------------------
substantially the forms as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution in accordance with Section 301, shall have such appropriate
                              -----------
insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as MCC may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. If the forms of Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the MCC Order contemplated by Section 303 for the authentication and delivery of such
                -----------
Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 202.  Form of Trustee's Certificate of Authentication. Subject to
                   -----------------------------------------------
Section 611, the Trustee's certificate of authentication shall be in
-----------
substantially the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                           ------------------------
                                           as Trustee


                                           By
                                             ----------------------
                                           Authorized Signatory


     SECTION 203.  Securities Issuable in Global Form.  If Securities of or
                   ----------------------------------
within a series are issuable in global form, as contemplated by Section 301,
                                                                -----------
then, notwithstanding clause (h) of Section 301 and the provisions of Section
                                    -----------                       -------
302, any such Security shall represent such Outstanding Securities of such
---
series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in a MCC Order to be delivered to the Trustee pursuant to Section 303 or 304.
                                                             -----------    ---
Subject to the provisions of Section 303 and, if applicable, Section 304, the
                             -----------                     -----------
Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable MCC Order. If a MCC Order pursuant to Section 303 or 304 has
                                                        -----------    ---
been, or simultaneously is, delivered, any instructions by MCC with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an
                                 -----------
Opinion of Counsel.

     The provisions of the last sentence of Section 303 shall apply to any
                                            -----------
Security represented by a Security in global form if such Security was never issued and sold by MCC and MCC delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102
                                                                    -----------
and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.
                                                                -----------

     Notwithstanding the provisions of Section 307, unless otherwise specified
                                       -----------
as contemplated by Section 301, payment of principal of (and premium, if any)
                   -----------
and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 308 and except as provided in the
                                       -----------
preceding paragraph, MCC, the Trustee and any agent of MCC and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security, the Holder of such permanent global Security in registered form.


                                 ARTICLE THREE

                                THE SECURITIES

     Section 301.  Amount; Issuable in Series.  The aggregate principal amount
                   --------------------------
of Securities which may be authenticated and delivered under this Indenture is $300,000,000.

     Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth, or determined in the
                                  -----------
manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (a), (b) and (o) below), if so provided, may be determined from time to time by MCC with respect to unissued Securities of the series when issued from time to time):

               (a) the designation of Securities of the series (which shall distinguish Securities of such series from all other series of Securities);

               (b) the aggregate principal amount of Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
     Section 304, 305, 306, 906, 1107 or 1305);
     -----------  ---  ---  ---  ----    ----

               (c) the date or dates, or the method by which such date or dates will be determined, on which the principal of Securities of the series shall be payable;

               (d) the rate or rates at which Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and the Regular Record Date, if any, for the interest payable on any Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

               (e) the place or places, if any, other than or in addition to the Borough of Manhattan, New York City, where the principal of (and premium, if any), interest, if any, on, and Additional Amounts, if any, payable in respect of, Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, exchange or conversion and, if different from the location specified in Section 105,
                                                                 -----------
     notices or demands to or upon MCC in respect of Securities of the series and this Indenture may be served;

               (f) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of MCC, if MCC is to have the option;

               (g) the obligation, if any, of MCC to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

               (h) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

               (i) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

               (j) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502
                                                                     -----------
     or, if applicable, the portion of the principal amount of Securities of the series that is convertible in accordance with the provisions of this Indenture, or the method by which such portion shall be determined;

               (k) if other than Dollars, the Foreign Currency or Currencies in which payment of the principal of (and premium, if any) or interest or Additional Amounts, if any, on Securities of the series shall be payable or in which Securities of the series shall be denominated;

               (l) whether the amount of payments of principal of (and premium, if any) or interest, if any, on Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

               (m) whether the principal of (and premium, if any) or interest or Additional Amounts, if any, on Securities of the series are to be payable, at the election of MCC or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

               (n) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

               (o) any deletions from, modifications of or additions to the Events of Default or covenants of MCC with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

               (p) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Securities of the series are to be
                 -----------
     issuable as a global Security, the identity of the depositary for such series;

               (q) the date as of which any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

               (r) the Person to whom any interest on any Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;
        -----------

               (s) the applicability, if any, of Sections 1402 and/or 1403 to
                                                 -------------        ----
     Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen;
                                               ----------------

               (t) if Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

               (u) the obligation, if any, of MCC to permit the conversion of Securities of such series into MCC's Common Shares or Preferred Shares, as the case may be, and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period, any adjustment of the applicable conversion price and any requirements relative to the reservation of such shares for purposes of conversion); and

               (v) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the TIA or the provisions of this Indenture).

     All Securities of any one series be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers'
                             -----------
Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

     If any of the terms of Securities of any series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of MCC and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of Securities of such series.

     SECTION 302.  Denominations.  Securities of each series shall be issuable
                   -------------
in such denominations as shall be specified as contemplated by Section 301.
                                                               -----------
With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to Securities of any series, other than Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.

     SECTION 303.  Execution, Authentication, Delivery and Dating.  All
                   ----------------------------------------------
Securities shall be executed on behalf of MCC by an executive officer of MCC and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these individuals on Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on Securities.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of MCC shall bind MCC, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, MCC may deliver Securities of any series, executed by MCC to the Trustee for authentication, together with a MCC Order for the authentication and delivery of such Securities, and the Trustee in accordance with such MCC Order shall authenticate and deliver such Securities. If not all Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such MCC Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining the terms of particular Securities of such series, such as interest rate or formula, maturity date, date of issuance and date from which interest shall accrue.

     In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Section 315(a) through 315(d)) shall be fully protected in relying upon,

               (a) an Opinion of Counsel stating that

                   (i) the form or forms of such Securities have been established in conformity with the provisions of this Indenture;

                   (ii) the terms of such Securities have been established in conformity with the provisions of this Indenture;

                   (iii) such Securities, when completed by appropriate insertions and executed and delivered by MCC to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by MCC in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of MCC, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights generally and to applicable equitable principles, whether such principles are applied by a court of equity or a court of law;

                   (iv) all laws and requirements in respect of the execution and delivery by MCC of such Securities and of the supplemental indentures, if any, have been complied with and that authentication and delivery of such Securities and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

                   (v) MCC has the corporate power to issue such Securities and has duly taken all necessary corporate action with respect to such issuance; and

                   (vi) the issuance of such Securities will not contravene the articles of incorporation or by-laws of MCC, or result in any violation of any of the terms or provisions of any applicable law or regulation;

               (b) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with and that, to the best of the knowledge of the signers of such certificate, no Event of Default with respect to any Securities shall have occurred and be continuing.

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 301 and of the preceding two
                                            -----------
paragraphs, if not all Securities of any series are to be issued at one time, it shall not be necessary to deliver an Officers' Certificate otherwise required pursuant to Section 301 or a MCC Order, an Opinion of Counsel and an Officers'
            -----------
Certificate otherwise required pursuant to the preceding two paragraphs at the time of issuance of each Security of such series, but such order, opinion and certificate, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by MCC, and MCC shall deliver such Security to the Trustee for cancellation as provided in
Section 309 together with a written statement (which need not comply with
-----------
Section 102 and need not be accompanied by an Opinion of Counsel) stating that
-----------
such Security has never been issued and sold by MCC, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     SECTION 304.  Temporary Securities.  (a)  Pending the preparation of
                   --------------------
definitive Securities of any series, MCC may execute, and upon a MCC Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

               Except in the case of temporary Securities in global form (which shall be exchanged in accordance with Section 304(b) or as otherwise
                                           --------------
     provided in or pursuant to a Board Resolution), if temporary Securities of any series are issued, MCC will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of MCC in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, MCC shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

               (b) Unless otherwise provided in or pursuant to a Board Resolution, this Section 304(b) shall govern the exchange of temporary
                      --------------
     Securities issued in global form other than through the facilities of DTC. If any such temporary Security is issued in global form, then such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and CEDEL, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"),

MCC shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by MCC. On or after the Exchange Date, such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as MCC's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in registered form, permanent global form, or both, as specified as contemplated by Section 301, and, if any
                                               -----------
combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated no earlier than the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable, and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated no earlier than the Exchange Date or the relevant Interest Payment Date occurring prior to the Exchange Date, as applicable, and signed by CEDEL as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this
                                                    -----------
Indenture or in such other form as may be established pursuant to Section 301.
                                                                  -----------

     Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

     Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security
                   -----------
on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date. The interests of the Persons who are the beneficial owners of the temporary global Security will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive

Security. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee not later than one month prior to the expiration of two years after such Interest Payment Date in order to be repaid to MCC in accordance with Section 1003.
                          ------------

     SECTION 305.  Registration, Registration of Transfer and Exchange.  MCC
                   ---------------------------------------------------
shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of MCC in a Place of Payment a register for each series of Securities (the registers maintained in such office or in any such office or agency of MCC in a Place of Payment being herein sometimes referred to collectively as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, MCC shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

     Subject to the provisions of this Section 305, upon surrender for
                                       -----------
registration of transfer of any Security of any series at any office or agency of MCC in a Place of Payment for that series, MCC shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding, and containing identical terms and provisions.

     Subject to the provisions of this Section 305, at the option of the Holder,
                                       -----------
Securities of any series may be exchanged for other Securities of the same series, of any authorized denomination or denominations and of a like aggregate principal amount, containing identical terms and provisions, upon surrender of Securities to be exchanged at any such office or agency. Whenever any such Securities are so surrendered for exchange, MCC shall execute, and the Trustee shall authenticate and deliver, Securities that the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable
                -----------
only as provided in this paragraph. If the depositary for any permanent global Security is DTC, then, unless the terms of such global Security expressly permit such global Security to be exchanged in whole or in part for definitive Securities, a global Security may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC, or to a successor to DTC for such global Security selected or approved by MCC or to a nominee of such successor to DTC. If at any time DTC notifies MCC that it is unwilling or unable to continue as depositary for the applicable global Security or Securities or if at any time DTC ceases to be a clearing agency registered under the Exchange Act if so required by applicable law or regulation, MCC shall appoint a successor depositary with respect to such global Security or Securities. If (a) a successor depositary for such global Security or Securities is not appointed by MCC within 90 days after MCC receives such notice or becomes aware of such unwillingness, inability or ineligibility, (b) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such global Security or Securities advise DTC to cease acting as depositary for such global Security or Securities, or (c) MCC, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any series issued or issuable in the form of one or more global Securities shall no longer be represented by such global Security or Securities, then MCC shall execute, and the Trustee shall authenticate and deliver definitive Securities of like series, tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such global Security or Securities. If any beneficial owner of an interest in a permanent global Security is otherwise entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any
                                              -----------
applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, MCC shall execute, and the Trustee shall authenticate and deliver definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered for exchange by DTC or such other depositary as shall be specified in the MCC Order with respect thereto to the Trustee, as MCC's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption. If a Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (x) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(y) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, then interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of MCC, evidencing the same debt, and entitled to the same benefits under this Indenture, as Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by MCC or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to MCC and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but MCC may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.
            -----------  ---  ----    ----

     MCC or the Trustee, as applicable, shall not be required (a) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before selection of Securities to be redeemed under Section
                                                                     -------
1103 and ending at the close of business on the day of the mailing of the
----
relevant notice of redemption, (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or
(c) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.  If any
                   ------------------------------------------------
mutilated Security is surrendered to the Trustee or MCC, together with, in proper cases, such security or indemnity as may be required by MCC or the Trustee to save each of them or any agent of either of them harmless, MCC shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

     If there shall be delivered to MCC and to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security, and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to MCC or the Trustee that such Security has been acquired by a bona fide purchaser, MCC shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

     Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, MCC in its discretion may, instead of issuing a new Security.

     Upon the issuance of any new Security under this Section 306, MCC may
                                                      -----------
require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section 306 in
                                                              -----------
lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of MCC, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section 306 are exclusive and shall preclude (to the
                            -----------
extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 307.  Payment of Interest; Interest Rights Preserved. Except as
                   ----------------------------------------------
otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, interest on any Security that is payable, and is
                  -----------
punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of MCC maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest
            ------------
on any Security may at MCC's option be paid by (a) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the
            -----------
Security Register, or (b) transfer to an account maintained by the payee located inside the United States.

     Unless otherwise provided as contemplated by Section 301, every permanent
                                                  -----------
global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, Euroclear and/or CEDEL, as the case may be, with respect to that portion of such permanent global Security held for its account by Cede & Co. or the Common Depositary, as the case may be, for the purpose of permitting such party to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

     Any Interest on any Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") shall be paid by MCC, at its election in each case, as provided in clause (a) or (b) below:

               (a) MCC may elect to make payment of any Defaulted Interest to the Persons in whose names Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. MCC shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time MCC shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which Securities of such series are payable (except as otherwise specified pursuant to Section 301 for Securities of such series) equal
                           -----------
     to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify MCC of such Special Record Date and, in the name and at the expense of MCC, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in Section 106 not less
                                                         -----------
     than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of MCC, cause a similar notice to be published at least once in an Authorized Newspaper in each Place of Payment, but such publications shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

               (b) MCC may make payment of any Defaulted Interest on Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by MCC to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 307 and Section 305,
                                                 -----------     -----------
each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

     SECTION 308.  Persons Deemed Owners.  Prior to due presentment of a
                   ---------------------
Security for registration of transfer, MCC, the Trustee and any agent of MCC or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on, such
                                       ------------     ---
Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither MCC, the Trustee nor any agent of MCC or the Trustee shall be affected by notice to the contrary.

     None of MCC, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent MCC, the Trustee, or any agent of MCC or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

     SECTION 309.  Cancellation.  All Securities surrendered for payment,
                   ------------
redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it; provided, however, where the Place of Payment is located outside of the United States, the Paying Agent at such Place of Payment may cancel Securities surrendered to it for such purposes prior to delivering such Securities to the Trustee. MCC may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that MCC may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder that MCC has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. If MCC shall so acquire any Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 309, except as expressly
                                                -----------
permitted by this Indenture. Canceled Securities held by the Trustee shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to MCC, unless MCC directs their return to it by an MCC Order.

     SECTION 310.  Computation of Interest.  Except as otherwise specified
                   -----------------------
as contemplated by Section 301 with respect to Securities of any series,
                   -----------
interest on Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.


                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

          SECTION 401.  Satisfaction and Discharge of Indenture.  This Indenture
                        ---------------------------------------
shall upon MCC Request cease to be of further effect with respect to any series of Securities specified in such MCC Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto, the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in subclause (ii) of clause (a) of this Section 401, payments in respect of the principal of (and
                   -----------
premium, if any) and interest on such Securities when such payments are due, and any right to receive Additional Amounts, as provided in Section 1009), and the
                                                        ------------
Trustee, upon receipt of a MCC Order, and at the expense of MCC, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

          (a)  either

                    (i) all Securities of such series theretofore authenticated and delivered (other than (A) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in
          Section 306, and (B) Securities of such series for whose payment money
          -----------
          has theretofore been deposited in trust or segregated and held in trust by MCC and thereafter repaid to MCC or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee
                                ------------
          for cancellation; or

                    (ii) all Securities of such series not theretofore delivered to the Trustee for cancellation

                           (A)  have become due and payable,

                           (B) will become due and payable at their Stated
                    Maturity within one year, or

                           (C) if redeemable at the option of MCC, are to be
                    called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of MCC,

          and MCC, in the case of (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (b) MCC has paid or caused to be paid all other sums payable hereunder by MCC; and

          (c) MCC has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of MCC to the Trustee and any predecessor Trustee under Section 606,
                                                                    -----------
the obligations of MCC to any Authenticating Agent under Section 611 and, if
                                                         -----------
money shall have been deposited with and held by the Trustee pursuant to subclause (ii) of clause (a) of this Section 401, the obligations of the Trustee
                                     -----------
under Section 402 and the last paragraph of Section 1003 shall survive.
      -----------                           ------------

          SECTION 402.  Application of Trust Funds.  Subject to the provisions
                        --------------------------
of the last paragraph of Section 1003, all money deposited with the Trustee
                         ------------
pursuant to Section 401 shall be held in trust and applied by it, in accordance
            -----------
with the provisions of the Securities and this Indenture, to the payment either directly or through any Paying Agent (including MCC acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.


                                 ARTICLE FIVE

                                   REMEDIES

          SECTION 501.  Events of Default.  "Event of Default," wherever used
                        -----------------
herein with respect to any particular series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of any interest upon any Security of that series when such interest becomes due and payable, and continuance of such default for a period of 30 days;

               (b) default in the payment of the principal of (or premium, if any) any Security of that series when due;

               (c) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that series and Article Twelve;
                                                            --------------

               (d) default in the performance, or breach, of any covenant or warranty of MCC in this Indenture with respect to any Security of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with), and
                                       -----------
     continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to MCC by the Trustee or to MCC and the Trustee by the Holders of at least 25% in principal amount of Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

               (e) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by MCC (including obligations under leases required to be capitalized on the balance sheet of the lessee under GAAP, but not including any indebtedness or obligations for which recourse is limited to property purchased) in an aggregate principal amount in excess of $25,000,000 or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by MCC (including such leases but not including such indebtedness or obligations for which recourse is limited to property purchased) in an aggregate principal amount in excess of $25,000,000 by MCC, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or such obligations being accelerated, without such acceleration having been rescinded or annulled;

               (f) MCC or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                    (i) commences a voluntary case or proceeding,

                    (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                    (iii) consents to the appointment of a Custodian of it or for all or a majority of its property,

                    (iv) makes a general assignment for the benefit of its creditors or files a proposed or other scheme of arrangement involving the rescheduling or composition of its indebtedness,

                    (v) files a petition in bankruptcy or an answer or consent seeking reorganization or relief, or

                    (vi) consents to the filing of such petition in bankruptcy;

               (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                         (i) is for relief against MCC or any Significant
               Subsidiary in an involuntary case,

                         (ii) appoints a Custodian of MCC or any Significant
               Subsidiary or for all or a majority of either of its property, or

                         (iii) orders the liquidation, winding up, dissolution or reorganization of MCC or any Significant Subsidiary,

         and the order or decree remains unstayed and in effect for 90 days;

               (h) a Custodian is appointed out of court with respect to MCC, or with respect to all or a majority of the property of MCC, or any encumbrance shall take possession of all or a majority of the property of MCC; or

               (i) any other Event of Default provided with respect to Securities of that series.

As used in this Section 501, the term "Bankruptcy Law" means Title 11, U.S. Code
                -----------
or any similar United States Federal or State law or the law of any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or for the relief of debtors, and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

          SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------
If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Securities of that series may declare the principal (or, if any Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be specified in the terms thereof) of all Securities of that series to be due and payable immediately, by a notice in writing to MCC (and to the Trustee if given by the Holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of
------------
Outstanding Securities of that series, by written notice to MCC and the Trustee, may rescind and annul such declaration and its consequences if:

               (a) MCC has paid or deposited with the Trustee a sum sufficient to pay in the currency or currency unit or composite currency in which Securities of such series are payable (except as otherwise specified pursuant to Section 301 for Securities of such series):
                 -----------

                    (i) all overdue installments of interest on all Outstanding Securities of that series,

                    (ii) the principal of (and premium, if any) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

                    (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Securities, and

                    (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               (b) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of (or premium, if any) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in

     Section 513.
     -----------

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 503. Collection of Indebtedness and Suits for Enforcement by
                       -------------------------------------------------------
Trustee. MCC covenants that if:
-------

               (a) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

               (b) default is made in the payment of the principal of (or premium, if any) any Security of any series at its Maturity, then MCC will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities of such series, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If MCC fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against MCC or any other obligor upon such Securities of such series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of MCC or any other obligor upon such Securities of such series, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504.  Trustee May File Proofs of Claim.  In case of the
                        --------------------------------
pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to MCC or any other obligor upon Securities or the property of MCC or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on MCC for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (a) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in Securities of such series, of principal (and premium, if any) and interest owing and unpaid in respect of Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.
                                         -----------

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee or similar committee.

          SECTION 505.  Trustee May Enforce Claims Without Possession of
                        ------------------------------------------------
Securities.  All rights of action and claims under this Indenture or any
----------
Securities may be prosecuted and enforced by the Trustee without the possession of any Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of Securities in respect of which such judgment has been recovered.

          SECTION 506.  Application of Money Collected.  Any money collected
                        ------------------------------
by the Trustee pursuant to this Article Five shall be applied in the following
                                ------------
order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest upon presentation of Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;
                               -----------

               SECOND: To the payment of the amounts then due and unpaid upon Securities for principal (and premium, if any) and interest payable, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

               THIRD:  To the payment of the remainder, if any, to MCC.

          SECTION 507.  Limitation on Suits.  No Holder of any Security of any
                        -------------------
series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of that series;

               (b) the Holders of not less than 25% in principal amount of Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

               (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

          SECTION 508.  Unconditional Right of Holders to Receive Principal,
                        ----------------------------------------------------
Premium, if any, and Interest.  Notwithstanding any other provision in this
-----------------------------
Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and, subject to Sections 305 and 307, interest on such Security on the
                ------------     ---
respective due dates expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  Restoration of Rights and Remedies.  If the Trustee or
                        ----------------------------------
any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, MCC, the Trustee and the Holders of Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  Rights and Remedies Cumulative.  Except as otherwise
                        ------------------------------
provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or
                                                   -----------
remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  Delay or Omission Not Waiver.  No delay or omission of
                        ----------------------------
the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to
                                     ------------
the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities.

          SECTION 512.  Control by Holders of Securities.  The Holders of not
                        --------------------------------
less than a majority in principal amount of Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to Securities of such series, provided that

               (a) such direction shall not be in conflict with any rule of law or with this Indenture,

               (b) the Trustee may take any other action deemed proper by the Trustee, which is not inconsistent with such direction, and

               (c) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein, it being understood that (subject to
     Section 602) the Trustee shall have no duty or obligation to determine
     -----------
     whether or not such action or forbearance would be prejudicial to such Holders.

          SECTION 513.  Waiver of Past Defaults.  The Holders of not less than
                        -----------------------
a majority in principal amount of Outstanding Securities of any series may on behalf of the Holders of all Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

               (a) in the payment of the principal of (or premium, if any) or interest on payable in respect of any Security of such series, or

               (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the
     ------------
     Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION 514.  Waiver of Usury, Stay or Extension Laws.  MCC
                        ---------------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim, or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and MCC (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 515.  Undertaking for Costs.  All parties to this Indenture
                        ---------------------
agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 515 shall not apply to
                                                -----------
any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


                                  ARTICLE SIX

                                  THE TRUSTEE

          SECTION 601.  Notice of Defaults.  Within 90 days after the
                        ------------------
occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA
Section 313(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided further that in the case of any default or breach of the character specified in Section
                                                                        -------
501(d) with respect to Securities of such series, no such notice to Holders
------
shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section 601, the term "default" means any event which is, or
                -----------
after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          SECTION 602. Certain Rights of Trustee. Subject to the provisions of
                       -------------------------
TIA Section 315(a) through 315(d):


               (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) any request or direction of MCC mentioned herein shall be sufficiently evidenced by a MCC Request or MCC Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to
     Section 303, which shall be sufficiently evidenced as provided therein) and
     -----------
     any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (d) before the Trustee acts or refrains from acting, it may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to make reasonable examination of the books, records and premises of MCC, personally or by agent or attorney following reasonable notice to MCC;

               (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

               (i) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers or duties hereunder;

               (j) except for (i) a default under Section 501(a) or (b) or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by MCC or the Holders of not less than 25% in aggregate principal amount of any series of the Securities outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing without any duty to make any investigation with regard thereto.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Except during the continuance of an Event of Default, the Trustee undertakes to perform only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

          SECTION 603.  Not Responsible for Recitals or Issuance of Securities.
                        ------------------------------------------------------
The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of MCC, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to MCC are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by MCC of Securities or the proceeds thereof.

          SECTION 604.  May Hold Securities.  The Trustee, any Paying Agent,
                        -------------------
Security Registrar, Authenticating Agent or any other agent of MCC, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with MCC with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, Authenticating Agent or such other agent.

          SECTION 605.  Money Held in Trust.  Money held by the Trustee in
                        -------------------
trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with MCC.

          SECTION 606.  Compensation and Reimbursement. MCC agrees:
                        ------------------------------

               (a) to pay to the Trustee from time to time compensation agreed to with the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (b) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee for collection or otherwise in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

               (c) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 501(f) or 501(g), the expenses
                                      ---------------    ------
(including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          As security for the performance of the obligations of MCC under this
Section 606, the Trustee shall have a lien prior to the Securities upon all
-----------
property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest on any particular Securities.

          The provisions of this Section 606 shall survive the termination of
                                 -----------
this Indenture.

          SECTION 607.  Corporate Trustee Required; Eligibility; Conflicting
                        ----------------------------------------------------
Interests.  There shall at all times be a Trustee hereunder which shall be
---------
eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000, which in the case of the Trustee named in the first paragraph of this Indenture shall mean that (a) the combined capital and surplus of such Trustee plus (b) the combined capital and surplus of any Corporation of which such Trustee is a Wholly Owned Subsidiary shall be at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six. If the Trustee has or shall acquire a conflicting interest
        -----------
within the meaning of TIA Section 310(b), the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture.

          SECTION 608.  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------
(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance
                         -----------
of appointment of a successor Trustee in accordance with the applicable requirements of Section 609.
                -----------

               (b) The Trustee may resign at any time with respect to Securities of one or more series by giving written notice thereof to MCC. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time with respect to Securities of any series by Act of the Holders of a majority in principal amount of Outstanding Securities of such series delivered to the Trustee and to MCC.

               (d)  If at any time:

                    (i) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by MCC or by any
              --------------
          Holder of a Security who has been a bona fide Holder of a Security for at least six months,

                    (ii) the Trustee shall cease to be eligible under Section
                                                                      -------
          607 and shall fail to resign after written request therefor by MCC or
          ---
          by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                    (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,


               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to Securities of one or more series, MCC, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of Outstanding Securities of such series delivered to MCC and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to Securities of such series and to that extent supersede the successor Trustee appointed by MCC. If no successor Trustee with respect to Securities of any series shall have been so appointed by MCC or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to Securities of such series. Any resigning or removed Trustee shall be entitled to all benefits, indemnities, exculpations and protections available to it as Trustee as to any actions taken or omitted to be taken by it while it was Trustee under this Indenture.

then, in any such case, (i) MCC by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all Securities, or
(ii) subject to TIA

Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

               (f) MCC shall give notice of each resignation and each removal of the Trustee with respect to Securities of any series and each appointment of a successor Trustee with respect to Securities of any series in the manner provided for notices to the Holders of Securities in Section 106.
                                                                 -----------
     Each notice shall include the name of the successor Trustee with respect to Securities of such series and the address of its Corporate Trust Office.

          SECTION 609.  Acceptance of Appointment by Successor.  (a) In case of
                        --------------------------------------
the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to MCC and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of MCC or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.
                                                   -----------

               (b) In case of the appointment hereunder of a successor Trustee with respect to Securities of one or more (but not all) series, MCC, the retiring Trustee and each successor Trustee with respect to Securities of one or more series shall execute and deliver an indenture supplemental hereto, pursuant to Article Nine, wherein each successor Trustee shall
                         ------------
     accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of MCC or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to Securities of that or those series to which the appointment of such successor Trustee relates.

               (c) Upon request of any such successor Trustee, MCC shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 609, as the case may
                                                 -----------
     be.

               (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.
                         -----------

          SECTION 610.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.  Any corporation into which the Trustee may be merged or converted
--------
or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on
-----------
the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

          SECTION 611.  Appointment of Authenticating Agent.  At any time when
                        -----------------------------------
any Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption or repayment thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to MCC and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner provided for in Section 106. Wherever reference is made in
                                    -----------
this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to MCC and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, subject to supervision or examination by Federal or State authorities and having a combined capital and surplus of at least $50,000,000. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 611, the combined capital and surplus of
                              -----------
such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 611, such Authenticating Agent shall resign
                   -----------
immediately in the manner and with the effect specified in this Section 611.
                                                                -----------

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 611, without the execution or filing of any paper or further
           -----------
act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to MCC. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to MCC. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 611, the Trustee for such series may appoint a
                   -----------
successor Authenticating Agent which shall be acceptable to MCC and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 106. Any successor Authenticating Agent upon acceptance of its
-----------
appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 611.
                                                       -----------

          MCC agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section 611.
                        -----------

          If an appointment with respect to one or more series is made pursuant to this Section 611, Securities of such series may have endorsed thereon, in
        -----------
addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                    --------------------
                    as Trustee

                    By:
                       -----------------,
                       as Authenticating Agent

                    By:
                       ------------------
                       Authorized Signatory



                                 ARTICLE SEVEN

                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND MCC


          SECTION 701.  Disclosure of Names and Addresses of Holders.  Every
                        --------------------------------------------
Holder of Securities, by receiving and holding the same, agrees with MCC and the Trustee that neither MCC nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

          SECTION 702.  Reports by Trustee.  Within 60 days after June 1 of
                        ------------------
each year commencing with the first June 1 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA Section 313(c) a brief report dated as of such June 1 if required by TIA Section 313(a).

          SECTION 703.  Reports by MCC.  MCC will:
                        --------------

               (a) file with the Trustee, within 15 days after MCC is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that MCC may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if MCC is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by MCC with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (c) transmit or cause to be transmitted by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by MCC pursuant to paragraphs (a) and (b) of this Section 703 as may be required
                                                -----------
     by rules and regulations prescribed from time to time by the Commission;

          SECTION 704.  MCC to Furnish Trustee Names and Addresses of Holders.
                        -----------------------------------------------------
MCC will furnish or cause to be furnished to the Trustee:

               (a) semi-annually, not later than 15 days after the Regular Record Date for interest for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, or if there is no Regular Record Date for interest for such series of Securities, semi-annually, upon such dates as are set forth in the Board Resolution or indenture supplemental hereto authorizing such series, and

               (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by MCC of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, however, that, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.


                                 ARTICLE EIGHT

               CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

          SECTION 801.  Consolidations and Mergers of MCC and Sales, Leases and
                        -------------------------------------------------------
Conveyances Permitted Subject to Certain Conditions.  MCC may consolidate
---------------------------------------------------
with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other corporation, provided that in any such case, (a) either MCC shall be the continuing Corporation, or the successor Corporation (a "successor entity") (if other than MCC) shall expressly assume the due and punctual payment of the principal of (and premium, if any) and any Interest on all Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by MCC by supplemental indenture, complying with Article Nine,
                                                           ------------
satisfactory to the Trustee, executed and delivered to the Trustee by such successor entity, and (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of MCC or the successor entity as a result thereof as having been incurred by MCC or such successor entity at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

          SECTION 802.  Rights and Duties of Successor Entity.  In case of any
                        -------------------------------------
such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for MCC, with the same effect as if it had been named herein, and the predecessor entity, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of MCC, any or all Securities issuable hereunder that theretofore shall not have been signed by MCC and delivered to the Trustee; and, upon the order of such successor entity, instead of MCC, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of MCC to the Trustee for authentication, and any Securities that such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in Securities thereafter to be issued as may be appropriate.

          SECTION 803.  Securities to Be Secured in Certain Events.  If, upon
                        ------------------------------------------
any consolidation or amalgamation of MCC with or merger of MCC into any other Person, or upon any conveyance, lease or transfer of the properties and assets of MCC substantially as an entirety to any other Person, any of the property and assets of MCC would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 1010 without equally and ratably securing
                             ------------
the Securities, MCC, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will secure Securities Outstanding hereunder (together with, if MCC shall so determine, any other indebtedness of MCC now existing or hereafter created that is not subordinate to such Securities) equally and ratably with (or prior to) the indebtedness that upon such consolidation, merger, conveyance, lease or transfer is to become secured by such Lien, or will cause such Securities to be so secured; provided that, for the purpose of providing such equal and ratable security, the principal amount of Original Issue Discount Securities and Indexed Securities shall mean that amount which would at the time of making such effective provision be due and payable pursuant to Section 502 and the terms of such Original Issue Discount
                    ------------
Securities and Indexed Securities upon a declaration of acceleration of the Maturity thereof, and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said amount changes over time pursuant to the terms of such Original Issue Discount Securities and Indexed Securities.

          SECTION 804.  Officers' Certificate and Opinion of Counsel.  Any
                        --------------------------------------------
consolidation, merger, sale, lease or conveyance permitted under Section 801 is
                                                                 -----------
also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor entity, complies with the provisions of this Article Eight and that
                                                       -------------
all conditions precedent herein provided for relating to such transaction have been complied with.


                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          SECTION 901.  Supplemental Indentures without Consent of Holders.
                        --------------------------------------------------
Without the consent of any Holders of Securities, MCC, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (a) to evidence the succession of another Person to MCC and the assumption by any such successor of the covenants of MCC contained herein and in the Securities;

               (b) to add to the covenants of MCC for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon MCC;

               (c) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default;

               (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision;

               (e) to secure Securities pursuant to the requirements of Section
                                                                        -------
     803 or 1010 or otherwise;
     ---    ----

               (f) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301, including the provisions and procedures
                  ------------     ---
     relating to Securities convertible into Common Shares or Preferred Shares, as the case may be;

               (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

               (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

               (i) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1402 and
                                                       ------------  ----
     1403; provided that any such action shall not adversely affect the
     ----
     interests of the Holders of Securities of such series or any other series of Securities in any material respect.

          SECTION 902.  Supplemental Indentures with Consent of Holders.  With
                        -----------------------------------------------
the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to MCC and the Trustee, MCC, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

               (a) change the Stated Maturity of the principal of (or premium, if any) or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate or amount of interest thereon, or any premium payable upon the redemption thereof, reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in
                         -----------
     bankruptcy pursuant to Section 504, or adversely affect any right of
                            -----------
     repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the

     Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section
                                                                     -------
     301,
     ---
               (b) reduce the percentage in principal amount of Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver with respect to such series (or compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of
     Section 1504 for quorum or voting, or
     ------------

               (c) modify any of the provisions of this Section 902, Section 513
                                                        -----------  -----------
     or Section 1008, except to increase the required percentage to effect such
        ------------
     action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders under this Section
                                                                      -------
902 to approve the particular form of any proposed supplemental indenture, but
---
it shall be sufficient if such Act shall approve the substance thereof.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          SECTION 903.  Execution of Supplemental Indentures. In executing, or
                        ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modification thereby of the trusts created by this
        ------------
Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 904.  Effect of Supplemental Indentures.  Upon the execution
                        ---------------------------------
of any supplemental indenture under this Article Nine, this Indenture shall be
                                         ------------
modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905.  Conformity with TIA.  Every supplemental indenture
                        -------------------
executed pursuant to this Article Nine shall conform to the requirements of the
                          ------------
TIA as then in effect.

          SECTION 906.  Reference in Securities to Supplemental Indentures.
                        --------------------------------------------------
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall, if required
                                        ------------
by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If MCC shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and MCC, to any such supplemental indenture may be prepared and executed by MCC and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

          SECTION 907.  Notice of Supplemental Indentures.  Promptly after the
                        ---------------------------------
execution by MCC and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, MCC shall give notice thereof to the Holders of each
              -----------
Outstanding Security affected, in the manner provided for in Section 106,
                                                             -----------
setting forth in general terms the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

          SECTION 1001.  Payment of Principal, Premium, if any, and Interest.
                         ---------------------------------------------------
MCC covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on Securities of that series in accordance with the terms of such series of Securities and this Indenture. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option
                                                     -----------
of MCC, all payments of principal may be paid by check to the registered Holder of the Security or other person entitled thereto against surrender of such security.

          SECTION 1002.  Maintenance of Office or Agency.  MCC shall maintain
                         -------------------------------
in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment or conversion, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon MCC in respect of Securities of that series and this Indenture may be served. MCC will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time MCC shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and MCC hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          MCC may from time to time designate one or more other offices or agencies where Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve MCC of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. MCC will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301 with respect to a series of Securities, MCC
                       -----------
hereby designates as a Place of Payment for each series of Securities the office or agency of MCC in the Borough of Manhattan, New York City, and initially appoints the Trustee at its, or its agent's, Corporate Trust Office as Paying Agent and as its agent to receive all such presentations, surrenders, notices and demands.

          Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as Securities of any series (a) are denominated in a
-----------
Foreign Currency or (b) may be payable in a Foreign Currency, or so long as it is required under any other provision of the Indenture, then MCC will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent.

          SECTION 1003.  Money for Securities Payments to Be Held in Trust.
                         -------------------------------------------------
If MCC shall at any time act as its own Paying Agent with respect to any series of any Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which Securities of such series are payable (except as otherwise specified pursuant to Section 301 for Securities of such series) sufficient to
                      -----------
pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever MCC shall have one or more Paying Agents for any series of Securities, it will, before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (and premium, if any) or interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) MCC will promptly notify the Trustee of its action or failure so to act.

          MCC will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying
                                               ------------
Agent will

               (a) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (b) give the Trustee notice of any default by MCC (or any other obligor upon Securities) in the making of any such payment of principal (and premium, if any) or interest; and

               (c) at any time during the continuance of any such default upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          MCC may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by MCC Order direct any Paying Agent to pay, to the Trustee all sums held in trust by MCC or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by MCC or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Except as otherwise provided in Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by MCC, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to MCC upon MCC Request or (if then held by MCC) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to MCC for payment of such principal of (and premium, if any) or interest on any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of MCC as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of MCC cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to MCC.

          SECTION 1004.  Existence.  Subject to Article Eight, MCC will do or
                         ---------              -------------
cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation, rights (charter and statutory) and franchises; provided, however, that MCC shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of MCC.

          SECTION 1005.  Statement as to Compliance.  MCC will deliver to the
                         --------------------------
Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer, as to his or her knowledge, of MCC's compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 1005, such compliance shall be determined without
                     ------------
regard to any period of grace or requirement of notice under this Indenture.

          SECTION 1006.  Limitation on Liens.
                         -------------------

               (a) MCC shall not, and shall not permit any Subsidiary of MCC to, incur any Lien on or with respect to any Principal Property of MCC or any such Subsidiary now owned or hereafter acquired to secure Debt without making, or causing such Subsidiary to make, effective provision for securing the Securities (i) equally and ratably with such Debt as to such Principal Property for so long as such Debt shall be so secured, or (ii) in the event such Debt is subordinate in right of payment to the Securities, prior to such Debt as to such Principal Property for so long as such Debt shall be so secured.

          The foregoing restrictions will not apply to Liens in respect of Debt existing at the date of this Indenture, Liens on or with respect to property that is not Principal Property or to:

                    (i) Liens securing only Securities;

                    (ii) Liens in favor of MCC or any of its Subsidiaries;

                    (iii) Liens on property existing immediately prior to the time of acquisition thereof (and not created in anticipation of the financing of such acquisition);

                    (iv) Liens to secure Debt incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of property used in the business of MCC or any of its Subsidiaries and subject to such Liens, provided that (A) the principal amount of any Debt secured by such a Lien does not exceed 100% of such purchase price or cost, (B) such Lien does not extend to or cover any other property other than such property and any such improvements and (C) such Debt is incurred within 360 days of such purchase, construction or improvement;

                    (v) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with MCC or any of its Subsidiaries that were not created in anticipation of the acquisition of such Person, provided that such Lien does not extend to or cover any property other than that of the Person so merged or consolidated;

                    (vi) Liens on any Principal Property in favor of domestic or foreign governmental bodies to secure partial progress, advance or other payments pursuant to any contract or statute of such governmental body; and

                    (vii) Liens to secure Debt incurred to extend, renew, refinance, replace or refund (or successive extensions, renewals, refinancings, replacements or refundings), in whole or in part, any secured Debt existing on the date of this Indenture or any Debt secured by any Lien referred to in the foregoing clauses (i) to (vi), so long as in each such case the Lien does not extend to any other property and the Debt so secured is not increased other than for reasonable costs related to such extension, renewal, refinancing, replacement or refunding.

               (b) Notwithstanding the foregoing Paragraph (a), MCC and its Subsidiaries may incur a Lien or Liens to secure Debt (excluding Debt secured by Liens permitted under the foregoing exceptions) the aggregate amount of which, including Attributable Debt in respect of Sale and Leaseback Transactions, does not exceed 15% of Consolidated Net Tangible Assets.

               (c) Notwithstanding the foregoing Paragraphs (a) and (b), MCC and its Subsidiaries may incur a Lien or Liens to secure any Debt incurred pursuant to a Sale and Leaseback Transaction, without securing the Securities equally and ratably with or prior to such Debt, as applicable, provided that such Sale and Leaseback Transaction complies with the terms of Paragraphs (b) and (c) of Section 1007.
                                  ------------

          SECTION 1007.  Limitation on Sale and Leaseback Transactions.  MCC
                         ---------------------------------------------
shall not, and shall not permit any Subsidiary of MCC to, enter into any Sale and Leaseback Transaction with respect to any Principal Property (except for a period, including renewals, not exceeding 36 months) unless:

               (a) at the time of entering into such Sale and Leaseback Transaction, MCC or such Subsidiary would be entitled to incur Debt, in a principal amount equal to the Attributable Debt in respect of such Sale and Leaseback Transaction, secured by a Lien, without equally and ratably securing the Securities;

               (b) MCC or such Subsidiary applies, within 12 months after the sale or transfer, an amount equal to the greater of (i) the net proceeds of the Principal Property sold pursuant to the Sale and Leaseback Transaction, or (ii) the fair value (in the opinion of an executive officer of MCC) of such Principal Property to the acquisition of or construction on property used or to be used in the ordinary course of business of MCC or a Subsidiary of MCC, and MCC shall have elected to designate such amount as a credit against such Sale and Leaseback Transaction; or

               (c) MCC or such Subsidiary applies, within 12 months after the sale or transfer, an amount equal to the net proceeds of Principal Property sold pursuant to the Sale and Leaseback Transaction to the voluntary defeasance or retirement of Debt, which amount shall not be less than the fair value (in the opinion of an executive officer of MCC) of such Principal Property less an amount equal to the principal amount of such Debt voluntarily defeased or retired by MCC or such Subsidiary within such 12-month period and not designated as a credit against any other Sale and Leaseback Transaction.

          Notwithstanding the foregoing, in no event shall MCC be required to defease or retire, in the aggregate with respect to any and all such transactions, more than 25% of the original aggregate principal amount of a series of Securities on or prior to the fifth anniversary of the Issue Date thereof. If the aggregate net proceeds that MCC would be otherwise required to defease or retire Securities on or prior to the fifth anniversary of the Issue Date would exceed 25% of the original aggregate principal amount of such series (such excess being "25% Excess Proceeds"), then promptly after such fifth anniversary MCC shall defease or retire Securities in an amount equal to the 25% Excess Proceeds. Pending such defeasing or retiring of Securities, the 25% Excess Proceeds shall be invested and maintained in Permitted Short-Term Investments and MCC shall not distribute such proceeds in respect of its shares.

          SECTION 1008.  Waiver of Certain Covenants.  MCC may omit in any
                         ---------------------------
particular instance to comply with any term, provision or condition set forth in
Section 1004, Section 1006 or
------------  ------------

Section 1007 if before or after the time for such compliance the Holders of at
------------
least a majority in principal amount of all outstanding Securities of such series, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of MCC and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

          SECTION 1101.  Applicability of Article.  Securities of any series
                         ------------------------
which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article
   -----------                                                       -------
Eleven.
------

          SECTION 1102.  Election to Redeem; Notice to Trustee.  The election
                         -------------------------------------
of MCC to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of MCC of less than all Securities of any series, MCC shall, at least 45 days prior to the giving of the notice of redemption required by Section 1104 (unless a shorter notice shall be
                                 ------------
satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver or cause to be delivered to the Trustee such documentation and records as shall enable the Trustee to select, at the direction of MCC, Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities
                     ------------
prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, MCC shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          SECTION 1103.  Selection by Trustee of Securities to Be Redeemed.
                         -------------------------------------------------
If less than all Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee at the direction of MCC, from Outstanding Securities of such series not previously called for redemption, by lot or pro rata as directed by MCC or by such method as the Trustee and MCC shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

          The Trustee shall promptly notify MCC in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed, and the Trustee and MCC shall jointly advise the Security Registrar (if other than the Trustee) of their selection.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 1104.  Notice of Redemption.  Notice of redemption shall be
                         --------------------
given in the manner provided in Section 106, not less than 30 days nor more than
                                -----------
60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of
                                                 -----------
Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

          Any notice that is mailed to the Holders of Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

          All notices of redemption shall state:

               (a)  the Redemption Date,

               (b) the Redemption Price, accrued interest to the Redemption Date payable as provided in Section 1106, if any,
                            ------------

               (c) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Security or Securities to be redeemed,

               (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

               (e) that on the Redemption Date, the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if
                                                            ------------
     any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon shall cease to accrue on and after said date,

               (f) the Place or Places of Payment where such Securities maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, or for conversion,

               (g) that the redemption is for a sinking fund, if such is the case,

               (h) the CUSIP number of such Security, if any, and

               (i) if applicable, that a Holder of Securities who desires to convert Securities for redemption must satisfy the requirements for conversion contained in such Securities, the then existing conversion price or rate, and the date and time when the option to convert shall expire.

          Notice of redemption of Securities to be redeemed shall be given by MCC or, at MCC's request, by the Trustee in the name and at the expense of MCC.

          SECTION 1105.  Deposit of Redemption Price.  At least one Business
                         ---------------------------
Day prior to any Redemption Date, MCC shall deposit with the Trustee or with a Paying Agent (or, if MCC is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold
                                            --------------
in trust as provided in Section 1003) an amount of money in the currency or
                        ------------
currencies, currency unit or units or composite currency or currencies in which Securities of such series are payable (except as otherwise specified pursuant to
Section 301 for Securities of such series) sufficient to pay on the Redemption
-----------
Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all Securities or portions thereof which are to be redeemed on that date.

          SECTION 1106.  Securities Payable on Redemption Date.  Notice of
                         -------------------------------------
redemption having been given as aforesaid, Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which Securities of such series are payable (except as otherwise specified pursuant to Section 301 for Securities of such series)
                                -----------
(together with accrued interest, if any, to the Redemption Date), and from and after such date (unless MCC shall default in the payment of the Redemption Price and accrued interest) such Securities shall, if the same were interest-bearing, cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice maturing after the Redemption Date, such Security shall be paid by MCC at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided that, except as otherwise provided with respect to Securities convertible into Common Stock or Preferred Stock, installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section
                                                                         -------
307.
---

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

          SECTION 1107.  Securities Redeemed in Part.  Any Security, which is
                         ---------------------------
to be redeemed only in part (pursuant to the provisions of this Article Eleven
                                                                --------------
or Article Twelve), shall be surrendered at a Place of Payment therefor (with,
   --------------
if MCC or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to MCC and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and MCC shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities of the same series, of any authorized denomination as requested by such

Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                                 SINKING FUNDS

          SECTION 1201.  Applicability of Article.  The provisions of this
                         ------------------------
Article Twelve shall be applicable to any sinking fund for the retirement of
--------------
Securities of a series except as otherwise specified as contemplated by Section
                                                                        -------
301 for Securities of such series.
---

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment".

          If provided for by the terms of any Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the
            ------------
redemption of Securities of any series as provided for by the terms of Securities of such series.

          SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.
                         -----------------------------------------------------
MCC may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to Securities of a series, (a) deliver Outstanding Securities of such series (other than any previously called for redemption) and
(b) apply as a credit Securities of such series which have been redeemed either at the election of MCC pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, as provided for by the terms of such Securities, or which have otherwise been acquired by MCC; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          SECTION 1203.  Redemption of Securities for Sinking Fund.  Not less
                         -----------------------------------------
than 60 days prior to each sinking fund payment date for Securities of any series, MCC shall deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which Securities of such series are payable (except as otherwise specified pursuant to Section 301 for Securities of
                                                   -----------
such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and
                                                               ------------
the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, MCC shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause
                                                     ------------
notice of the redemption thereof to be given in the name of and at the expense of MCC in the manner provided in Section 1104. Such notice having been duly
                                 ------------
given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.
                          ----     ----


                               ARTICLE THIRTEEN

                      REPAYMENT AT THE OPTION OF HOLDERS

          SECTION 1301.  Applicability of Article.  Repayment of Securities of
                         ------------------------
any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities, if any, (except as otherwise specified by the terms of such series established pursuant to Section
                                                                        -------
301) in accordance with this Article Thirteen.
---                          ----------------

          SECTION 1302.  Repayment of Securities.  Securities of any series
                         -----------------------
subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities.

          MCC covenants that at least one Business Day prior to the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if MCC is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 1003) an amount of money in the currency or currencies, currency unit or
------------
units or composite currency or currencies in which Securities of such series are payable (except as otherwise specified pursuant to Section 301 for Securities of
                                                   -----------
such series) sufficient to pay the principal (or, if so provided by the terms of Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all Securities or portions thereof, as the case may be, to be repaid on such date.

          SECTION 1303.  Exercise of Option.  Securities of any series subject
                         ------------------
to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. In order for any Security to be repaid at the option of the Holder, the Trustee must receive at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which MCC shall from time to time notify the Holders of such Securities) not earlier than 60 days nor later than 30 days prior to the Repayment Date (a) the Security so providing for such repayment together with the "Option to Elect Repayment" form on the reverse thereof duly completed by the Holder (or by the Holder's attorney duly authorized in writing), or (b) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc., or a commercial bank or trust company in the United States setting forth the name of the Holder of the Security, the principal amount of the Security, the principal amount of the Security to be repaid, the CUSIP number, if any, or a description of the tenor and terms of the Security, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, however, that such telegram, telex, facsimile transmission or letter shall only be effective if such Security and form duly completed are received by the Trustee by such fifth Business Day. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by MCC.

          SECTION 1304.  When Securities Presented for Repayment Become Due and
                         ------------------------------------------------------
Payable.  If Securities of any series providing for repayment at the option of
-------
the Holders thereof shall have been surrendered as provided in this Article
                                                                    -------
Thirteen and as provided by or pursuant to the terms of such Securities, such
--------
Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by MCC on the Repayment Date therein specified, and on and after such Repayment Date (unless MCC shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same are interest-bearing, cease to bear interest. Upon surrender of any such Security for repayment in accordance with such provisions, the principal amount of such Security so to be repaid shall be paid by MCC, together with accrued interest, if any, to the Repayment Date; provided that installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless MCC shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.
                                                     -----------

          If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

          SECTION 1305.  Securities Repaid in Part.  Upon surrender of any
                         -------------------------
Security that is to be repaid in part only, MCC shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of MCC, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.


                               ARTICLE FOURTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1401.  Applicability of Article; MCC's Option to Effect
                         ------------------------------------------------
Defeasance or Covenant Defeasance.  If, pursuant to Section 301, provision is
---------------------------------                   -----------
made for either or both of (a) defeasance of Securities of or within a series under Section 1402, or (b) covenant defeasance of Securities of or within a
      ------------
series under Section 1403, then the provisions of such Section or Sections, as
             ------------
the case may be, together with the other provisions of this Article Fourteen
                                                            ----------------
(with such modifications thereto as may be specified pursuant to Section 301
                                                                 -----------
with respect to any Securities), shall be applicable to such Securities and MCC may at its option by Board Resolution, at any time, with respect to such Securities elect to have Section 1402 (if applicable) or Section 1403 (if
                         ------------                    ------------
applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article Fourteen.
                                   ----------------

          SECTION 1402.  Defeasance and Discharge.  Upon MCC's exercise of the
                         ------------------------
above option applicable to this Section 1402 with respect to any Securities of
                                ------------
or within a series, MCC shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 1404 are satisfied ("defeasance"). For this
                        ------------
purpose, such defeasance means that MCC shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of
Section 1405 and the other Sections of this Indenture referred to in Paragraphs
------------
(a) and (b) below, and to have satisfied all of its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of MCC, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

               (a) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 1404 and as more
                                                      ------------
     fully set forth in such Section, payments in respect of the principal of
                             -------
     (and premium, if any) and interest on such Securities when such payments are due,

               (b) MCC's obligations with respect to such Securities under

     Sections 304, 305, 306, 1002 and 1003,
     ------------  ---  ---  ----     ----

               (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and

               (d)  this Article Fourteen.
                         ----------------

Subject to compliance with this Article Fourteen, MCC may exercise its option
                                ----------------
under this Section 1402 notwithstanding the prior exercise of its option under
           ------------
Section 1403 with respect to such Securities.
------------

          SECTION 1403.  Covenant Defeasance.  Upon MCC's exercise of the
                         -------------------
above option applicable to this Section 1403 with respect to any Securities of
                                ------------
or within a series, MCC shall be released from its obligations under Section
                                                                     -------
1004, Section 1006 and Section 1007 and, if specified pursuant to Section 301,
----  ------------     ------------                               -----------
its obligations under any other covenant, with respect to such Outstanding Securities on and after the date the conditions set forth in Section 1404 are
                                                             ------------
satisfied ("covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 1004, Section 1006 and Section 1007 or such other
                   ------------  ------------     ------------
covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, MCC may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(d) or 501(i) or
                                                  --------------    ------
otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.


          SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.  The
                         -----------------------------------------------
following shall be the conditions to application of Section 1402 or Section 1403
                                                    ------------    ------------
to any Outstanding Securities of or within a series:

               (a) MCC shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this
        -----------
     Article Fourteen applicable to it) as trust funds in trust for the purpose
     ----------------
     of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) an amount in such currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity, (ii) Government Obligations applicable to such Securities (determined on the basis of the currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities, money in an amount, or (iii) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge (i) the principal of (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal (and premium, if any) or installment of principal or interest, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities. Before such a deposit, MCC may give to the Trustee, in accordance with Section 1102
                                                              ------------
     hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of Securities of such series and Article Eleven hereof, which notice shall be
                                   --------------
     irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

               (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which MCC is a party or by which it is bound.

               (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(f) and 501(g) are concerned, at any
                            ---------------     ------
     time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

               (d) In the case of an election under Section 1402, MCC shall have
                                                    ------------
     delivered to the Trustee an Opinion of Counsel stating that (i) MCC has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

               (e) In the case of an election under Section 1403, MCC shall have
                                                    ------------
     delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

               (f) MCC shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance
                                       ------------
     under Section 1403 (as the case may be) have been complied with and an
           ------------
     Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to Paragraph (a) above and the related exercise of MCC's option under

     Section 1402 or Section 1403 (as the case may be), registration is
     ------------    ------------
     not required under the Investment Company Act of 1940, as amended, by MCC, with respect to the trust funds representing such deposit or by the Trustee for such trust funds, or (ii) all necessary registrations under said Act have been effected.

               (g) Notwithstanding any other provisions of this Section 1404,
                                                                ------------
     such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on MCC in connection therewith pursuant to Section 301.
                                                        -----------

          SECTION 1405.  Deposited Money and Government Obligations to Be Held
                         -----------------------------------------------------
in Trust; Other Miscellaneous Provisions.  Subject to the provisions of the
-----------------------------------------
last paragraph of Section 1003, all money and Government Obligations (or other
                  ------------
property as may be provided pursuant to Section 301) (including the proceeds
                                        -----------
thereof) deposited with the Trustee pursuant to Section 1404 in respect of any
                                                ------------
Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including MCC acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          Unless otherwise specified with respect to any Security pursuant to
Section 301, if, after a deposit referred to in Section 1404(a) has been made
-----------                                     ---------------
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 301 or the terms of such
                                         -----------
Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 1404(a) has been made in respect of such
                              ---------------
Security, or (b) a Conversion Event occurs in respect of the currency or currency unit in which the deposit pursuant to Section 1404(a) has been made,
                                               ---------------
the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any), and interest on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Conversion Event based on a commercially reasonable market exchange rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Conversion Event.

          MCC shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect
            ------------
thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

          Anything in this Article Fourteen to the contrary notwithstanding,
                           ----------------
subject to Section 606, the Trustee shall deliver or pay to MCC from time to
           -----------
time upon a MCC Request any money or

Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized
               ------------
firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article Fourteen.
                                                   ----------------


                                ARTICLE FIFTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

          SECTION 1501.  Purposes for Which Meetings May Be Called.  A meeting
                         -----------------------------------------
of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article Fifteen to make, give or take any request,
                         ---------------
demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

          SECTION 1502.  Call, Notice and Place of Meetings.  (a) The Trustee
                         ----------------------------------
may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1501, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to
                   -----------
the date fixed for the meeting.

               (b) In case at any time MCC, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section
                                                                       -------
     1501, by written request setting forth in reasonable detail the action
     ----
     proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then MCC or the Holders of Securities of such series in the amount above specified, as the case may be, may call such meeting for such purposes by giving notice thereof as provided in Paragraph (a) of this Section 1502.
                                       ------------

          SECTION 1503.  Persons Entitled to Vote at Meetings.  To be entitled
                         ------------------------------------
to vote at any meeting of Holders of Securities of any series, a Person shall be
(a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders.
The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of MCC and its counsel.

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

          SECTION 1504.  Quorum; Action.  The Persons entitled to vote a
                         --------------
majority in principal amount of Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage, which is less than a majority, in principal amount of Outstanding Securities of a series, there shall be no quorum requirement. In the absence of a required quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting adjourned or further adjourned for lack of a quorum, the persons entitled to vote 25% in the aggregate principal amount of Securities at the time outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given not
                     ---------------
less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage of the principal amount of Outstanding Securities of such series which shall constitute such required quorum.

          Except as limited by the proviso to Section 902, any resolution
                                              -----------
presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the persons entitled to vote a majority in aggregate principal amount of Outstanding Securities represented at such meeting; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any
                          -----------
request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened by the affirmative vote of the Holders of such specified percentage in principal amount of Outstanding Securities of that series.

          Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section 1504 shall be
                                                           ------------
binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

          Notwithstanding the foregoing provisions of this Section 1504, if any
                                                           ------------
action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

               (i) there shall be no quorum requirement for such meeting; and

               (ii) the principal amount of Outstanding Securities affected thereby that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

          SECTION 1505.  Determination of Voting Rights; Conduct of Meetings.
                         ---------------------------------------------------
(a) The Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104
                                                                     -----------
and the appointment of any proxy shall be proved in the manner specified in

Section 104 or by having the signature of the Person executing the proxy
-----------
witnessed or guaranteed by any trust company, bank or banker. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or
                                                                 -----------
other proof.

          (b) The Trustee shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by MCC or by Holders of Securities as provided in Section 1502(b), in which case MCC or the
                                     ---------------
Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          SECTION 1506.  Counting Votes and Recording Action of Meetings.  The
                         -----------------------------------------------
vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if
                                                      ------------
applicable, Section 1504. Each copy shall be signed and verified by the
            ------------
affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to MCC and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 *****

          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.



                                         MISSISSIPPI CHEMICAL CORPORATION


                                         By: /s/ ROBERT E. JONES
                                            -----------------------------
                                         Title:  Senior Vice President -
                                                 Corporate Development

Attest:
 /s/ ROSALYN B. GLASCOE
------------------------------
Title: Corporate Secretary

                                         HARRIS TRUST AND SAVINGS BANK

                                         By: /s/ J. BARTOLINI
                                            -----------------------------
                                         Title: Vice President

Attest:
 /s/ D.G. DONOVAN
------------------------------
Title: Assistant Secretary

STATE OF MISSISSIPPI         )
                             )  ss:
COUNTY OF YAZOO              )


          On the 21st day of November, 1997, before me personally came Robert E. Jones, to me known, who, being by me duly sworn, did depose and say that he resides at Yazoo City, Mississippi, that he is Sr. Vice President - Corporate Dev. MISSISSIPPI CHEMICAL CORPORATION, one of the parties described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors.

[NOTARIAL SEAL]
                                  /s/ OLIVE OLIVIA LEIGLER
                                 ------------------------------------
                                 Notary Public

                                 Commission Expires
                                  July 14, 2001
                                 ------------------------------------


STATE OF ILLINOIS            )
                             )  ss:
COUNTY OF COOK               )


          On the 25th day of November, 1997, before me personally came J. Bartolini, to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________________________________, that he/she is a Vice
President of HARRIS TRUST AND SAVINGS BANK, one of the parties described in and which executed the foregoing instrument, and that he/she signed his/her name thereto by authority of the Board of Directors.

[NOTARIAL SEAL]

                                  /s/ KIMBERLEY LANGE
                                 -----------------------------------
                                 Notary Public

                                 Commission Expires
                                  12-14-97
                                 -----------------------------------